UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 25, 2018

Merit Medical Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of Principal Executive Offices)	(Zip Code)

(801) 253-1600
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information included in this Current Report contains forward-looking statements about Merit Medical Systems, Inc., a Utah corporation (“Merit”), that involve substantial risks and uncertainties. Merit intends such statements, and all subsequent forward-looking statements attributable to Merit, to be expressly qualified in their entirety by these cautionary statements and covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Section 27A of the Securities Act of 1933, as amended, or the Securities Act. All statements included in this Current Report, other than statements of historical fact are forward-looking statements for purposes of these provisions, including projections of earnings, revenues or other financial items, statements of the plans and objectives of our management for future operations or transactions, statements concerning proposed new products or services, statements regarding the integration, development or commercialization of any business or assets acquired from other parties, statements regarding future economic conditions or performance, and statements of assumptions underlying any of the foregoing. These statements involve known and unknown risks, uncertainties and other factors that may cause Merit’s actual results, levels of activity, performance or achievement to be materially different from those expressed or implied by the forward-looking statements. Such risks, uncertainties and factors include those described in our Annual Report on Form 10-K for the year ended December 31, 2017 (filed with the SEC on March 1, 2018), our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 (filed with the SEC on May 10, 2018), and our other filings with the SEC. In some cases, forward-looking statements can be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “will,” “would,” “seek,” “should,” “could,” “can,” “predict,” “potential,” “continue,” “objective” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology. However, not all forward-looking statements contain such identifying words.

All forward-looking statements included in this Current Report speak only as of the date made, are based on information available to Merit as of such date, and are subject to change. Merit assumes no obligation to update or revise any forward-looking statement. If Merit does update or correct one or more forward-looking statements, readers should not conclude that it will make additional updates or corrections. Although Merit believes that the assumptions and expectations reflected in the forward-looking statements included or incorporated by reference in this prospectus are reasonable, its actual results will likely differ, and may differ materially, from anticipated results. Readers should not unduly rely on any such forward-looking statements.

Item 1.01  Entry into Material Definitive Agreement.

On July 25, 2018, Merit entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Piper Jaffray & Co., as representatives of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), pursuant to which the Company (i) agreed to issue and sell 3,500,000 shares (the “Firm Shares”) of its common stock, no par value (the “Common Stock”), to the Underwriters, and (ii) granted the Underwriters a 30-day option to purchase up to an additional 525,000 shares of Common Stock from the Company (the “Option Shares”, and together with the Firm Shares, the “Securities”) to cover any overallotments. On July 26, 2018, the Underwriters exercised their option to purchase all of the Option Shares. The Underwriters propose to sell the Securities at a public offering price of $54.00 per share, and have agreed to purchase the Securities from the Company at a price of $51.03 per share.

The closing of the sale of the Securities took place on July 30, 2018. After deducting underwriting discounts and estimated offering expenses payable by the Company, the Company anticipates receiving aggregate net proceeds from the issuance and sale of the Securities of approximately $204.9 million. The Company expects to use the net proceeds to repay outstanding indebtedness under its credit facility.

The offering of the Securities (the “Offering”) was made pursuant to a prospectus supplement dated July 25, 2018, and an accompanying base prospectus dated July 24, 2018, delivered in connection with a takedown offering under the Company’s “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) on Form S-3ASR (Registration No. 333-226320), which was filed with the Securities and Exchange Commission on July 24, 2018.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions. The representations, warranties, and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties of such agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, other parties should not rely on any of the representations, warranties, and covenants contained in the Underwriting Agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report and incorporated herein by reference.

A copy of the opinion of Parr Brown Gee & Loveless relating to the validity of the Securities is filed as Exhibit 5.1 to this Current Report and incorporated by reference herein.

Item 8.01  Other Events

On July 25, 2018, the Company issued a press release announcing the pricing of the Offering. On July 30, 2018, the Company issued a press release announcing full exercise by the Underwriters of their option to purchase the Option Shares and closing of the Offering. Copies of the foregoing press releases are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

1.1                               Underwriting Agreement, dated July 25, 2018, by and among Merit Medical Systems, Inc., Wells Fargo Securities, LLC, and Piper Jaffray & Co.

5.1          Opinion of Parr Brown Gee & Loveless relating to the Securities

23.1        Consent of Parr Brown Gee & Loveless (included in Exhibit 5.1)

99.1                        Press Release issued by Merit Medical Systems, Inc., dated July 25, 2018, entitled “Merit Medical Announces Pricing of Public Offering of Common Stock.”

99.2                        Press Release issued by Merit Medical Systems, Inc., dated July 30, 2018, entitled “Merit Medical Announces Closing of Public Offering of Common Stock and Exercise in Full of Underwriter’s Over-Allotment Option.”

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED JULY 25, 2018

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement, dated July 25, 2018, by and among Merit Medical Systems, Inc., Wells Fargo Securities, LLC, and Piper Jaffray & Co.

5.1	Opinion of Parr Brown Gee & Loveless relating to the Securities

23.1	Consent of Parr Brown Gee & Loveless (included in Exhibit 5.1)

99.1	Press release issued by Merit Medical Systems, Inc., dated July 25, 2018, entitled “Merit Medical Announces Pricing of Public Offering of Common Stock.”

99.2

Press Release issued by Merit Medical Systems, Inc., dated July 30, 2018, entitled “Merit Medical Announces Closing of Public Offering of Common Stock and Exercise in Full of Underwriter’s Over-Allotment Option.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: July 30, 2018	By:	/s/ Brian G. Lloyd
		Name:	Brian G. Lloyd
		Title:	Chief Legal Officer and Corporate Secretary